UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2005 (November 28, 2005)

                          HEALTHCARE ACQUISITION CORP.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                  001-32587                   20-2726770
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(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)

2116 Financial Center 666 Walnut Street
          Des Moines, Iowa                                 50309
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(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (515) 244-5746
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                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

Rule 10b5-1(c) promulgated under the Securities Exchange Act of 1934 provides an affirmative defense to insider trading liability if a person adopts a written plan for trading securities of an issuer when that that person is not aware of material nonpublic information concerning such issuer.

On November 28, 2005, each of John Pappajohn, chairman of the board and secretary of Healthcare Acquisition Corp. (the "Company"), Derace L. Schaffer, MD, the Company's chief executive officer, and Matthew P. Kinley, the Company's president, entered into a written individual purchase plan, with Citigroup Global Markets ("CGM"), complying with Rule 10b5-1(c) for the purchase of the Company's publicly traded warrants that are exercisable for shares of the Company's common stock . Under such purchase plans, commencing November 29, 2005, CGM may purchase specified amounts of the Company's warrants during a specified period and in accordance with price ranges and other terms specified by such officers.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   November 30, 2005                HEALTHCARE ACQUISITION CORP.


                                          By: /s/ Matthew P. Kinley
                                              --------------------------------
                                              Matthew P. Kinley
                                              President